Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,250,000
Previously Paid Amount	880.33
Total Fee Amount	2,468.48
Total Offset Amount	0.00
Net Fee	$ 1,588.15